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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                            THE CONCOURS GROUP, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                          76-0521812
            ------------                                      --------------
       State of incorporation or                              (IRS Employer
            organization)                                   Identification No.)

   3 Kingwood Place, 800 Rockmead Drive,                          77339
              Kingwood, Texas                                   ----------
 ----------------------------------------                       (Zip Code)
 (Address of principal executive offices)


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
If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act    securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A. (c),    Act and is effective pursuant to General Instruction
please check the following box: [ ]                         A. (d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
333-32730

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                       Name of each exchange on which
   to be registered                         each class is to be registered
  -------------------                       ------------------------------

        None                                              N/A

        Securities to be registered pursuant to Section 12(g) of the Act

                          Common Stock, $.01 par value
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                                (Title of Class)
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ITEM 1.  Description of Registrant's Securities To Be Registered.

         Information concerning the common stock, $.01 par value per share, of The Concours Group, Inc. is contained under the caption "Description of Capital Stock" in its Registration Statement on Form S-1 (File No. 333-32730), as filed with the Securities and Exchange Commission on March 17, 2000, and as thereafter amended (the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, and such information is incorporated herein by reference.

ITEM 2.  Exhibits

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
Exhibit No.       Exhibit
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     1.           Amended and Restated Certificate of Incorporation of the
                  Registrant, dated February 28, 2000 (incorporated herein by reference to Exhibit 3.1 of the Registration Statement)

     2. First Amendment to Restated Certificate of Incorporation of the Registrant, dated March 15, 2000 (incorporated herein by reference to Exhibit 3.2 of the Registration Statement)

     3. Amended and Restated Bylaws, dated March 10, 2000 (incorporated herein by reference to Exhibit 3.3 of the Registration Statement)

     4. Amended and Restated Certificate of Designation of the Powers, Rights and Preferences of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Registrant, dated February 28, 2000 (incorporated herein by reference to Exhibit 4.1 of the Registration Statement)

     5. Form of Irrevocable Proxy (incorporated herein by reference to Exhibit 4.2 of the Registration Statement)

     6. Form of the Stock Certificate for Common Stock (incorporated herein by reference to Exhibit 4.3 of the Registration Statement)
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THE CONCOURS GROUP, INC.



                                          By: /s/ Jeffrey J. Weiner
                                              ----------------------------------
                                              Jeffrey J. Weiner
                                              Chief Financial Officer

Date: August 6, 2000